CALVERT EMERGING MARKETS EQUITY FUND
Supplement to
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: April 27, 2016
Effective April 29, 2016, Calvert Investment Management, Inc., investment advisor for Calvert Emerging Markets Equity Fund (the “Fund”), has contractually agreed to further reduce operating expenses for the Fund pursuant to a new expense limitation agreement.
The Prospectus is hereby amended as follows:
The “Annual Fund Operating Expenses” table under the section “Fees and Expenses of the Fund” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 32 of the Prospectus is deleted and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees[1]	1.07%
Distribution and service (12b-1) fees	None
Other expenses	0.43%
Acquired fund fees and expenses	0.06%
Total annual fund operating expenses	1.56%
Less fee waiver and/or expense reimbursement[2]	(0.58%)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.98%
1 Management fees are restated to reflect current contractual fees rather than the fees paid during the previous fiscal year.
2The investment advisor has agreed to contractually limit direct net annual fund operating expenses for Class I to 0.92% through January 31, 2018. This expense limitation does not limit the acquired fund fees and expenses paid indirectly by a shareholder. Only the Board of Trustees of the Portfolio may terminate the Portfolio’s expense limitation before the contractual period expires, upon 60 days’ prior notice to shareholders. The contractual administrative fee is 0.12%. Calvert has agreed to contractually waive administrative fees to 0.10% through January 31, 2018.
The table under “Fees and Expenses of the Fund – Example” in the Fund Summary for Calvert Emerging Markets Equity Fund on page 32 of the Prospectus is deleted and replaced with the following:

1 Year	3 Years	5 Years	10 Years
$9,997	$43,577	$79,508	$180,723
The information provided for Calvert Emerging Markets Equity Fund in the section “More Information on Fees and Expenses – Contractual Fee Waivers and/or Expense Reimbursements” on page 37 of the Prospectus is revised and restated as follows:
Calvert has agreed to contractually limit direct net annual fund operating expenses to 0.92% through
January 31, 2018, for Calvert Emerging Markets Equity Fund.